SEMI
ANNUAL
REPORT

[graphic omitted]

                                NOVEMBER 30, 2002


FRANKLIN MUNICIPAL SECURITIES TRUST


   FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND
   FRANKLIN TENNESSEE MUNICIPAL BOND FUND



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------------------------------------------------
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[logo omitted]
FRANKLIN(R)TEMPLETON(R)
INVESTMENTS

--------------------------------------------------------------------------------
THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.
--------------------------------------------------------------------------------


[photo omitted
CHARLES B. JOHNSON, center
Chairman
FRANKLIN MUNICIPAL SECURITIES TRUST

SHEILA AMOROSO & RAFAEL R. COSTAS JR.
SENIOR VICE PRESIDENTS/CO-DIRECTORS
FRANKLIN MUNICIPAL BOND DEPARTMENT

EDELIVERY DETAILS:
Log in at franklintempleton.com and click on eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

SHAREHOLDER LETTER

Dear Shareholder:

We are pleased to bring you Franklin Municipal Securities Trust's semiannual report covering the period ended November 30, 2002. During the six months under review, we saw signs that equity markets may be settling down and that the economy continues its slow pace of recovery. It is impossible to predict what markets will do, but after the worst extended equity market performance in many years, some investors believe the equity markets are due for some gains.

The six months under review was a period of significant equity market volatility. Gross domestic product grew at an annualized 4.0% rate for third quarter 2002, following an annualized 1.3% for the second quarter. The increased economic activity led to expectations by many that the stock market was poised to turn around. However, a spate of corporate bankruptcies and accounting scandals, as well as prospects for war, led to significant stock market declines and investor uncertainty. Largely as a result, the bond market performed well as investors diversified into fixed income securities. At the beginning of the reporting period, the 10-year Treasury note was yielding 5.08%, with the yield dropping to 4.22% on November 30, 2002. Over the same period, the Dow Jones Industrial Average fell from 9925.25 on June 1, 2002, to 7286.27 on October 9, 2002, before ending the six-month period at 8896.09, a 9.33% loss. 1


CONTENTS

Shareholder Letter ....................... 1

Special Feature:
Understanding Your
Tax-Free Income Fund ..................... 6

Fund Reports

 Franklin California High
 Yield Municipal Fund ....................11

 Franklin Tennessee
 Municipal Bond Fund .....................20

Municipal Bond Ratings ...................25

Financial Highlights &
Statements of Investments ................28

Financial Statements .....................41

Notes to
Financial Statements .....................45

[GRAPHIC OMITTED]
FUND CATEGORY
GLOBAL
GROWTH
GROWTH & INCOME
INCOME
TAX-FREE INCOME

1. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Total return, calculated by Wilshire Associates Inc., includes reinvested dividends.

With $328 billion in municipal bonds issued so far in 2002, the industry has already surpassed the $293 billion record set in 1993. 2 This high issuance level can be largely attributed to the low interest rate environment, which created attractive opportunities for municipalities to refinance higher interest rate debt and borrow inexpensively for current finance needs. At the same time, demand was very healthy, due in part to the "flight to quality" resulting from negative equity market performance and uncertainty. Although most of the flight was to Treasury obligations, municipal bonds benefited as well. Lower long-term interest rates resulting from increased demand translated into solid price performance for bonds because long-term interest rates and bond prices move in opposite directions. Still, relative to Treasuries, municipal bonds continued to offer significant value.

During the six-month period, the Bond Buyer Municipal Bond Index (Bond Buyer 40) yielded as much as 105.8% of the 30-year Treasury bond. 2 At that level, investors were essentially getting the tax exemption municipal bonds offer for free. In addition, investors incurred a minimal amount of extra risk because, on a credit quality basis, municipal bonds are considered to be the safest investment available after Treasuries.

The 2001 recession generally pressured municipal revenues. Sales, personal and property taxes tend to bring in less money to municipalities' coffers during times of economic weakness. As a result, budget deficits are generated and balancing them



[sidebar]
"[D]EMAND WAS VERY HEALTHY, DUE IN PART TO THE 'FLIGHT TO QUALITY' RESULTING
FROM NEGATIVE EQUITY MARKET PERFORMANCE. ..."

2. Source: THE BOND BUYER. The Bond Buyer 40 comprises the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

usually requires a combination of higher taxes and fees and reduced expenditures. These situations also commonly cause rating downgrades by the independent rating agencies, which can result in a drop in the affected bonds' values. While we pay close attention to such movements, we also take a long-term view. Defaults by states and municipalities are rare. Municipalities do not disappear the way troubled corporations can. Because they will need money in the future to maintain their infrastructures and to accommodate and promote growth, they work hard to avoid a default on their records.

At period-end in terms of interest rates and the economy, as long as the economy does not grow too fast, we would expect a very slow rise in long-term interest rates, reflecting slight upward pressure on inflation. That scenario appears to be priced into the bond market. Although, for bonds, rapid inflation would be the most worrisome aspect of an improving economy, conditions at period-end did not suggest that probability. In fact, some forecasters are predicting deflation, another scenario we see as unlikely.

We could possibly see a reduced supply next year with fewer opportunities for municipalities to refinance. Although demand may decline if long-term interest rates rise and equity markets stabilize and post positive gains, we believe some of the reduction in demand may be offset by other investors being lured by higher yields and the need to maintain diversified portfolios of stocks, bonds and cash. Rather than try to predict the markets going forward, we will continue to focus on our time-tested approach of seeking the highest possible income while using our conservative, buy-and-hold strategy that has served us so well in the past.

Investors tend to overreact at the worst times, and often view stocks and bonds as alternatives to one another instead of complements. At Franklin Templeton, we believe bonds should be held for income and portfolio diversification, not to outperform stock prices. Overall, we believe the Funds in Franklin Municipal Securities Trust can provide investors with high credit quality and valuable tax-free income for the long term. 3 Investors are as different as investments, and the mix of stocks, bonds and cash in their portfolios should be tailored to their individual, long-term objectives and risk tolerance. Especially during periods of uncertain markets, working with a financial advisor can help each investor develop a suitable investment plan and follow it when markets fluctuate. We encourage you to contact us whenever you have questions about your Franklin tax-free fixed income investments. We consider accessibility to our shareholders and their advisors as part of our responsibility as portfolio managers.





3. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

Thank you for investing in Franklin Municipal Securities Trust. We welcome your comments and look forward to serving you in the future.

Sincerely,



/S/SIGNATURE
Charles B. Johnson
Chairman
Franklin Municipal Securities Trust


/S/SIGNATURE
Sheila Amoroso



/S/SIGNATURE
Rafael R. Costas Jr.

Senior Vice Presidents & Co-Directors
Franklin Municipal Bond Department






--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS
YOU WILL RECEIVE YOUR FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

Q & A


SPECIAL FEATURE:
UNDERSTANDING YOUR TAX-FREE
INCOME FUND -- WHAT CAUSES
DIVIDENDS AND FUND PRICES TO
FLUCTUATE


DID YOU EVER WONDER WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? OR HAVE YOU NOTICED HOW CHANGES IN INTEREST RATES CAN AFFECT YOUR FUND'S SHARE PRICE? AT FRANKLIN TEMPLETON INVESTMENTS, MAINTAINING A STABLE DIVIDEND AND A RELATIVELY STABLE SHARE PRICE FOR YOUR TAX-FREE FUND IS OUR TOP PRIORITY. UNFORTUNATELY THOUGH, WE CAN'T CONTROL THE ECONOMIC ENVIRONMENT, AND FACTORS SUCH AS CHANGING INTEREST RATES CAN CAUSE YOUR FUND'S SHARE PRICE AND DIVIDEND PAYMENTS TO FLUCTUATE.

Below you'll find answers to commonly asked questions about the relationship between municipal bond prices and interest rates. Understanding what affects your tax-free income fund may help you become a more effective investor.


Q.   WHAT CAUSES INTEREST RATES TO RISE AND FALL?

A. Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. For example, strong economic growth can lead to inflation. If the Federal Reserve Board (the Fed) becomes concerned about inflation, it may attempt to cool the economy by raising short-term interest rates, as it did in 2000. On the other hand, if the economy slows down, the Fed may lower short-term interest rates to stimulate economic growth, as we witnessed in 2001.







--------------------------------------------------------------------------------
              NOT FDIC INSURED O MAY LOSE VALUE O NO BANK GUARANTEE
--------------------------------------------------------------------------------

                       NOT PART OF THE SHAREHOLDER REPORT

    It's important to note the Fed only has the power to change short-term interest rates such as the federal funds target rate and the discount rate, which represent the overnight rates charged among banks.

    Long-term interest rates, as represented by the 10-year or 30-year Treasury bond, are market-driven and tend to move in anticipation of changes in the economy and inflation. Most Franklin tax-free fund portfolios are composed of long-term municipal bonds, whose prices are affected primarily by changes in long-term interest rates.


Q.  HOW DO CHANGES IN INTEREST RATES AFFECT MY TAX-FREE INCOME FUND?

    INTEREST RATES AND BOND PRICES:
    AN INVERSE RELATIONSHIP
A. Interest rates and bond prices behave like two sides of a seesaw. When interest rates drop, bond prices usually rise. When rates climb, bond prices usually fall. This is because when rates go up, newly issued bonds, with their new, higher yields become more attractive than comparable existing bonds. So, investors who want to sell their existing bonds have to reduce their prices to make them equally attractive.



[GRAPHIC OMITTED]

                       NOT PART OF THE SHAREHOLDER REPORT

    As prices of the municipal bonds in your fund's portfolio adjust to a rise in interest rates, you may see a decline in your fund's share price as measured by net asset value (NAV). Conversely, when interest rates decline, your fund's NAV will tend to increase, as we saw in 2001.

    INTEREST RATES AND TAX-FREE DIVIDENDS
    When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower yielding bonds, to reduce the amount of interest they pay on the debt. As funds now have to reinvest proceeds from the called bonds into new lower-yielding bonds, their investment earnings decline and the dividends paid out to shareholders also decline over time.

    When interest rates rise, the situation is reversed. As funds are able to invest cash proceeds in new, higher-yielding bonds, they're able to pay out higher dividends to shareholders.


Q.  WHY HAVE MY TAX-FREE DIVIDENDS BEEN DECLINING RECENTLY?

A. While long-term interest rates have fluctuated over the past 15 years, overall, they've experienced a net decline. Consequently, industry-wide, many tax-free portfolios have had older, higher-yielding municipal bonds "called" away and have had to reinvest their "call" proceeds and new cash inflows in new, lower-yielding bonds.

    Many of Franklin's tax-free funds have been similarly affected, and because funds can only pay out what they earn, many of our funds have had to reduce dividend payments.

    For example, in the late 1980s and early 1990s, we were able to invest in bonds yielding approximately 8%. As these


                       NOT PART OF THE SHAREHOLDER REPORT
    bonds matured or were called, we've had to reinvest the proceeds at lower rates, recently that rate being 5.17%. 1 Because we're investing in bonds with lower yields, we've had to reduce dividends accordingly. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.

    Although we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.


Q.  SHOULD I BE CONCERNED WHEN MY FUND'S SHARE PRICE
    FLUCTUATES?

A. Though interest rates have been volatile over the past 20 years, municipal bond prices have remained relatively stable, as shown in the chart below.


MUNICIPAL BOND PRICES VS. INTEREST RATES*
DECEMBER 1982-NOVEMBER 2002

[graphic omitted]

edgar representation of data points used in printed graphic as follows:

  DATE            INTEREST RATES     MUNICIPAL BOND PRICES
 Dec 1982             10.54%                $92.05
 Jan 1983             10.46%                $90.42
 Feb 1983             10.72%                $93.23
 Mar 1983             10.51%                $91.15
 Apr 1983             10.40%                $93.42
 May 1983             10.38%                $89.02
 Jun 1983             10.85%                $90.56
 Jul 1983             11.38%                $90.25
 Aug 1983             11.85%                $90.73
 Sep 1983             11.65%                $91.47
 Oct 1983             11.54%                $88.97
 Nov 1983             11.69%                $88.86
 Dec 1983             11.83%                $90.31
 Jan 1984             11.67%                $91.80
 Feb 1984             11.84%                $90.71
 Mar 1984             12.32%                $92.76
 Apr 1984             12.63%                $92.19
 May 1984             13.41%                $88.68
 Jun 1984             13.56%                $87.14
 Jul 1984             13.36%                $89.90
 Aug 1984             12.72%                $86.53
 Sep 1984             12.52%                $91.62
 Oct 1984             12.16%                $93.61
 Nov 1984             11.57%                $92.98
 Dec 1984             11.50%                $93.48
 Jan 1985             11.38%                $96.60
 Feb 1985             11.51%                $92.70
 Mar 1985             11.86%                $94.04
 Apr 1985             11.43%                $95.93
 May 1985             10.85%                $96.82
 Jun 1985             10.16%                $96.21
 Jul 1985             10.31%                $95.75
 Aug 1985             10.33%                $95.42
 Sep 1985             10.37%                $94.26
 Oct 1985             10.24%                $96.13
 Nov 1985              9.78%                $99.29
 Dec 1985              9.26%                $98.66
 Jan 1986              9.19%               $102.32
 Feb 1986              8.70%               $103.28
 Mar 1986              7.78%               $101.67
 Apr 1986              7.30%               $101.91
 May 1986              7.71%                $99.80
 Jun 1986              7.80%               $101.71
 Jul 1986              7.30%               $100.24
 Aug 1986              7.17%               $103.37
 Sep 1986              7.45%               $102.20
 Oct 1986              7.43%               $102.97
 Nov 1986              7.25%               $103.63
 Dec 1986              7.11%               $103.02
 Jan 1987              7.08%               $105.34
 Feb 1987              7.25%               $104.87
 Mar 1987              7.25%               $102.99
 Apr 1987              8.02%               $100.49
 May 1987              8.61%                $99.66
 Jun 1987              8.40%               $101.15
 Jul 1987              8.45%               $101.08
 Aug 1987              8.76%               $100.65
 Sep 1987              9.42%                $97.95
 Oct 1987              9.52%                $99.99
 Nov 1987              8.86%                $99.38
 Dec 1987              8.99%                $99.62
 Jan 1988              8.67%               $104.13
 Feb 1988              8.21%               $104.48
 Mar 1988              8.37%               $102.56
 Apr 1988              8.72%               $102.17
 May 1988              9.09%               $101.25
 Jun 1988              8.92%               $102.00
 Jul 1988              9.06%               $101.79
 Aug 1988              9.26%               $101.04
 Sep 1988              8.98%               $102.18
 Oct 1988              8.80%               $103.16
 Nov 1988              8.96%               $101.53
 Dec 1988              9.11%               $101.88
 Jan 1989              9.09%               $102.78
 Feb 1989              9.17%               $100.95
 Mar 1989              9.36%                $99.96
 Apr 1989              9.18%               $101.72
 May 1989              8.86%               $103.09
 Jun 1989              8.28%               $103.97
 Jul 1989              8.02%               $104.40
 Aug 1989              8.11%               $102.64
 Sep 1989              8.19%               $101.82
 Oct 1989              8.01%               $102.08
 Nov 1989              7.87%               $103.12
 Dec 1989              7.84%               $103.29
 Jan 1990              8.21%               $103.06
 Feb 1990              8.47%               $103.39
 Mar 1990              8.59%               $102.95
 Apr 1990              8.79%               $102.02
 May 1990              8.76%               $103.34
 Jun 1990              8.48%               $103.61
 Jul 1990              8.47%               $103.28
 Aug 1990              8.75%               $101.26
 Sep 1990              8.89%               $100.79
 Oct 1990              8.72%               $101.85
 Nov 1990              8.39%               $103.26
 Dec 1990              8.08%               $103.19
 Jan 1991              8.09%               $103.89
 Feb 1991              7.85%               $104.02
 Mar 1991              8.11%               $103.37
 Apr 1991              8.04%               $103.75
 May 1991              8.07%               $103.88
 Jun 1991              8.28%               $103.16
 Jul 1991              8.27%               $103.66
 Aug 1991              7.90%               $103.51
 Sep 1991              7.65%               $104.29
 Oct 1991              7.53%               $104.61
 Nov 1991              7.42%               $104.31
 Dec 1991              7.09%               $105.89
 Jan 1992              7.03%               $105.46
 Feb 1992              7.34%               $104.84
 Mar 1992              7.54%               $104.15
 Apr 1992              7.48%               $104.49
 May 1992              7.39%               $105.05
 Jun 1992              7.26%               $106.32
 Jul 1992              6.84%               $109.47
 Aug 1992              6.59%               $107.80
 Sep 1992              6.42%               $107.82
 Oct 1992              6.59%               $105.94
 Nov 1992              6.87%               $107.20
 Dec 1992              6.77%               $107.69
 Jan 1993              6.39%               $106.54
 Feb 1993              6.03%               $109.63
 Mar 1993              6.03%               $107.91
 Apr 1993              6.05%               $108.38
 May 1993              6.16%               $108.15
 Jun 1993              5.80%               $109.07
 Jul 1993              5.83%               $105.93
 Aug 1993              5.45%               $107.34
 Sep 1993              5.40%               $107.70
 Oct 1993              5.43%               $107.18
 Nov 1993              5.83%               $105.41
 Dec 1993              5.83%               $106.86
 Jan 1994              5.70%               $107.37
 Feb 1994              6.15%               $103.87
 Mar 1994              6.78%                $98.94
 Apr 1994              6.95%                $99.25
 May 1994              7.12%                $99.59
 Jun 1994              7.34%                $98.41
 Jul 1994              7.12%                $99.69
 Aug 1994              7.19%                $99.52
 Sep 1994              7.62%                $97.55
 Oct 1994              7.81%                $95.24
 Nov 1994              7.91%                $92.97
 Dec 1994              7.84%                $94.53
 Jan 1995              7.60%                $96.71
 Feb 1995              7.22%                $99.07
 Mar 1995              7.20%                $99.68
 Apr 1995              7.07%                $99.24
 May 1995              6.30%               $101.87
 Jun 1995              6.21%               $100.34
 Jul 1995              6.45%               $100.74
 Aug 1995              6.28%               $101.47
 Sep 1995              6.17%               $101.55
 Oct 1995              6.03%               $102.48
 Nov 1995              5.76%               $103.63
 Dec 1995              5.58%               $103.43
 Jan 1996              5.60%               $103.70
 Feb 1996              6.13%               $102.47
 Mar 1996              6.34%               $100.60
 Apr 1996              6.66%                $99.82
 May 1996              6.85%                $99.32
 Jun 1996              6.73%                $99.93
 Jul 1996              6.80%               $100.37
 Aug 1996              6.96%                $99.85
 Sep 1996              6.72%               $100.75
 Oct 1996              6.37%               $100.03
 Nov 1996              6.06%               $101.35
 Dec 1996              6.43%               $100.45
 Jan 1997              6.53%               $100.15
 Feb 1997              6.58%               $100.50
 Mar 1997              6.92%                $98.61
 Apr 1997              6.72%                $99.01
 May 1997              6.67%               $100.06
 Jun 1997              6.51%               $100.65
 Jul 1997              6.02%               $102.98
 Aug 1997              6.34%               $101.40
 Sep 1997              6.12%               $101.60
 Oct 1997              5.84%               $101.75
 Nov 1997              5.86%               $101.84
 Dec 1997              5.75%               $102.73
 Jan 1998              5.53%               $103.22
 Feb 1998              5.62%               $102.73
 Mar 1998              5.67%               $102.30
 Apr 1998              5.68%               $101.38
 May 1998              5.56%               $102.40
 Jun 1998              5.44%               $102.17
 Jul 1998              5.50%               $101.95
 Aug 1998              5.05%               $103.09
 Sep 1998              4.44%               $103.93
 Oct 1998              4.64%               $103.30
 Nov 1998              4.74%               $103.20
 Dec 1998              4.65%               $102.97
 Jan 1999              4.66%               $103.74
 Feb 1999              5.29%               $102.67
 Mar 1999              5.25%               $102.32
 Apr 1999              5.36%               $102.12
 May 1999              5.64%               $101.03
 Jun 1999              5.81%                $99.09
 Jul 1999              5.92%                $98.71
 Aug 1999              5.98%                $97.47
 Sep 1999              5.90%                $97.08
 Oct 1999              6.06%                $95.62
 Nov 1999              6.18%                $96.09
 Dec 1999              6.28%                $94.56
 Jan 2000              6.68%                $93.74
 Feb 2000              6.42%                $94.43
 Mar 2000              6.03%                $96.08
 Apr 2000              6.23%                $94.88
 May 2000              6.29%                $93.87
 Jun 2000              6.03%                $95.93
 Jul 2000              6.04%                $96.82
 Aug 2000              5.73%                $97.89
 Sep 2000              5.80%                $96.91
 Oct 2000              5.77%                $97.55
 Nov 2000              5.48%                $97.81
 Dec 2000              5.12%                $99.82
 Jan 2001              5.19%               $100.36
 Feb 2001              4.92%               $100.26
 Mar 2001              4.95%               $100.75
 Apr 2001              5.35%                $99.18
 May 2001              5.43%                $99.79
 Jun 2001              5.42%                $99.82
 Jul 2001              5.07%               $100.90
 Aug 2001              4.79%               $102.15
 Sep 2001              4.60%               $101.40
 Oct 2001              4.30%               $102.17
 Nov 2001              4.78%               $100.85
 Dec 2001              5.07%                $99.44
 Jan 2002              5.07%               $100.70
 Feb 2002              4.88%               $101.55
 Mar 2002              5.42%                $99.08
 Apr 2002              5.11%               $100.59
 May 2002              5.08%               $100.78
 Jun 2002              4.86%               $100.99
 Jul 2002              4.51%               $101.93
 Aug 2002              4.14%               $102.85
 Sep 2002              3.63%               $104.74
 Oct 2002              3.93%               $102.60
 Nov 2002              4.22%               $101.79

*Source: Standard & Poor's Micropal. Municipal bonds are represented by Lehman
 Brothers Municipal Bond Index and interest rates are represented by 10-year Treasury bond yields which reflect long-term interest rate movements. For illustrative purposes only, not representative of any Franklin tax-free income fund.

1. Based on the yield of the Bond Buyer 40 Index as of November 30, 2002.

                       NOT PART OF THE SHAREHOLDER REPORT

    We generally invest in current coupon securities to maximize tax-free income for our shareholders. 2 Over time, as we invest in different interest rate climates, the portfolios become well-diversified with a broad range of securities. As a result of this strategy, we own many older securities with higher coupons which are generally less sensitive to interest rates, and which help to provide stability to our fund portfolios.


Q.  HOW CAN FRANKLIN'S INVESTMENT APPROACH BENEFIT MY
    PORTFOLIO WHEN INTEREST RATES ARE VOLATILE?

A. For over a quarter of a century, we've consistently adhered to a strategy of investing for high, current, tax-free income while working to preserve shareholders' capital. 3 Our straightforward approach to investing means we avoid speculative derivatives or futures, which can be extremely sensitive to interest-rate movements.

    Our investment strategy may not immunize fund portfolios from interest rate risk, but it may help to reduce the risk. Overall, we're confident that our professionally managed portfolios will provide long-term investors with relative stability and valuable tax-free income.



2. Coupon refers to the fixed amount of interest income paid out by a municipal security to a bondholder.

3. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

                                 [logo omitted]
                             FRANKLIN(R)TEMPLETON(R)
                                   INVESTMENTS
                                 SR TFINS 11/02

                       NOT PART OF THE SHAREHOLDER REPORT

FRANKLIN CALIFORNIA
HIGH YIELD MUNICIPAL FUND



--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR
FEDERAL AND CALIFORNIA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF HIGH-YIELDING, MEDIUM-, LOWER- AND NON-RATED CALIFORNIA MUNICIPAL SECURITIES.
--------------------------------------------------------------------------------


STATE UPDATE
During the six months under review, California's economy continued to experience a significant slowdown resulting from weaker exports, the sluggish national economy and a poor-performing information technology sector. The state's 6.4% unemployment rate remained higher than the national average as of November 30, 2002. 2 Additionally, California's personal income growth lagged the nation's, partly due to capital gains reductions for the state's many high-technology entrepreneurs. The state's exposure to the high technology sector may continue



1. For investors subject to the alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable. In general, an investor is paid a higher yield to assume a greater degree of risk.

2. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 31.

[graphic omitted]

CREDIT QUALITY BREAKDOWN*
Franklin California High Yield Municipal Fund
Based on Total Long-Term Investments
11/30/02
AAA - 6.3%
AA - 0.8%
A - 7.6%
BBB - 33.3%
Below Investment Grade - 52.0%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

to temper near-term employment growth as the semiconductor and personal computer manufacturing industries are not expected to rebound as quickly as other economic sectors.

Not surprisingly, California's reliance on taxes, particularly capital gains taxes, from a small percentage of wealthy taxpayers exacerbated its revenue problem. In fiscal year 2002, the state experienced a dramatic 16.1% revenue collection decline, largely due to reduced stock market-related tax collections. 3 The governor balanced California's fiscal year 2002 budget through a variety of methods, including expenditure reductions, increased federal funding, loans from other special funds, a power revenue bond, tobacco settlement-backed bonds and a restructuring of outstanding general obligation debt. Fiscal year 2002 closed with a positive budgetary balance of $72.2 million but with a negative budgetary reserve of $1.4 billion. 4

State tax-supported debt levels are expected to remain moderate, despite increasing issuance of general obligation bonds for local schools, higher education and other purposes, as well as debt restructuring to partially defer debt payments in fiscal year 2003. The state's general obligation and lease debt load was $865 per capita, and even if new bond authorizations materialize, California's debt levels should still be at moderate levels. 4



3. Source: Moody's Investors Service, NEW ISSUE: CALIFORNIA (STATE OF), 10/8/02.
4. Source: Standard & Poor's, RATINGSDIRECT, 10/9/02.

Independent credit rating agencies Moody's Investors Service and Standard & Poor's retained their A1 and A+ ratings and negative outlook for California's general obligation bonds. 5 The negative outlook reflects the state's weakened fiscal position and reliance on one-time budget balancing measures as well as optimistic revenue assumptions which, if not realized, would produce operating deficits. However, in California's favor are its moderate debt burden and broad-based and dynamic economy, which is well-positioned for long-term growth after the current period of weakness has run its course. It is also important to note that the state's bonds continue to be rated investment grade with above-average credit quality.

PORTFOLIO NOTES
During the six-month reporting period, municipal bonds generally experienced positive returns, and were on pace to outperform stocks for a third consecutive year, as economic weakness and Middle East tensions continued to steer investors away from a struggling stock market. Many investors who were overweighted in stocks over the past few years rediscovered the need for more balanced portfolios, with high-quality fixed income instruments as a core component providing consistent, stable and attractive after-tax returns. Therefore, we expect demand for municipal bonds to continue throughout the rest of



PORTFOLIO BREAKDOWN
Franklin California High Yield
Municipal Fund
11/30/02

                                   % OF TOTAL
                                    LONG-TERM
                                   INVESTMENTS
----------------------------------------------

Tax-Supported                          49.3%

Transportation                         11.5%

Other Revenue                          11.0%

Hospital & Health Care                  8.3%

Prerefunded                             5.3%

Higher Education                        4.5%

Corporate-Backed                        3.5%

Subject to Government
Appropriations                          3.0%

Utilities                               3.0%

Housing                                 0.6%



5. These do not indicate ratings of the Fund.

the Fund's fiscal year as investors seek stability through broadened asset allocation strategies.

The Fund was subject to bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. In general, we were limited to reinvesting the proceeds from these bond calls as well as from new cash inflows at current, lower interest rates, which tended to lower the Fund's income. (Please read our special feature, "Understanding Your Tax-Free Income Fund - What causes dividends and fund prices to fluctuate.") However, the Fund still holds a large percentage of high-coupon bonds, which enables us to maintain relatively high tax-free distribution rates, while our premium bonds decrease share-price volatility. Furthermore, we do not use derivatives nor do we leverage our assets, as we seek to provide our shareholders greater principal stability in these uncertain times.

At the end of the reporting period, municipal bonds offered attractive yields and a significant tax advantage over comparable taxable investments. For example, on November 30, 2002, the Bond Buyer Municipal Bond Index (Bond Buyer
40) yielded 5.17%, while the 10-year U.S. Treasury bond yielded 4.22%, resulting in a municipal-to-Treasury yield ratio of 122.9%, higher than the 98.0% 10-year average. 6 The Performance Summary beginning on page 18 shows that on November 30, 2002, the Fund's Class A shares' distribution rate was 5.26%, based on an annualization of the current 4.55 cent ($0.0455) per share dividend and the maximum offering price of $10.39. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. 1 An investor in the maximum combined federal and California state personal income tax bracket of 44.31% would need to earn 9.44% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and their taxable equivalents for Class B and C shares.

The municipal high yield bond market underperformed the broader investment grade bond market over the past few years as a weak economy and higher default rates dampened high yield fund performance. Many high yield bonds, particularly those issued by airlines, faced liquidity concerns during the period under review, which created many opportunities for us to secure what we consider higher-quality, non-rated bonds at very attractive yields. With yield spreads between higher- and lower-rated credits wider than we have seen since the



6. Source: THE BOND BUYER, 12/1/02. The unmanaged Bond Buyer 40 comprises the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

DIVIDEND DISTRIBUTIONS*
FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND
6/1/02-11/30/02

                                                  DIVIDEND PER SHARE
                              --------------------------------------------------------------
MONTH                         CLASS A                     CLASS B                  CLASS C
--------------------------------------------------------------------------------------------
June                          4.65 cents               4.21 cents                4.23 cents
July                          4.65 cents               4.21 cents                4.23 cents
August                        4.65 cents               4.21 cents                4.23 cents
September                     4.65 cents               4.19 cents                4.18 cents
October                       4.65 cents               4.19 cents                4.18 cents
November                      4.65 cents               4.19 cents                4.18 cents

--------------------------------------------------------------------------------------------
Total                         27.90 cents              25.20 cents               25.23 cents



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month.

early 1990s, we believe traditional, essential-use sectors like transportation, education, utilities and land-secured bonds offer attractive return potential. Knowing what to buy and having the leverage to direct structure and price are very important, though, in securing higher-quality issues.

This underscores the benefit of Franklin's significant municipal bond market presence, which better enables us to structure issues to fit the portfolio's needs. Because of our size, research and experience in the municipal arena, we can be selective. Most dealers, underwriters and issuers know and trust Franklin, often coming to us to help them structure and price new issues, which in turn gives us more leverage in defining the marketplace. An example of our influence during the reporting period was a $40 million deal in Elk Grove, south of Sacramento, we recently purchased. The bonds were issued to finance infrastructure improvements necessary for the development of a 1,284 acre project consisting of 12 villages and 4 small commercial parcels. Several different merchant builders joined forces nearly 10 years ago to form the district, which offers favorable interest diversification and excellent development history. We have been involved in this development for two years and were approached by the underwriter to assist in structuring a deal. In return, we were able to purchase $5 million for Franklin California High Yield Municipal Fund at attractive yields. We believe this purchase, along with our other, higher-quality high yield holdings, may enable the Fund to perform well, aided by stable interest rates and steady supply.

Looking ahead, we believe investors will continue to seek conservative, high-quality fixed income securities as they allocate away from stocks. And with the stable, tax-efficient and attractive after-tax returns that municipal bonds provide, we are optimistic about the long-term outlook for the high yield municipal bond market and the performance of Franklin California High Yield Municipal Fund going forward.




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of November 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN CALIFORNIA
HIGH YIELD MUNICIPAL FUND


PERFORMANCE SUMMARY AS OF 11/30/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION



CLASS A                              CHANGE        11/30/02       5/31/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)                -$0.02          $9.95         $9.97
DISTRIBUTIONS (6/1/02-11/30/02)
Dividend Income                     $0.2790

CLASS B                              CHANGE        11/30/02       5/31/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)                -$0.02         $10.00        $10.02
DISTRIBUTIONS (6/1/02-11/30/02)
Dividend Income                     $0.2520

CLASS C                              CHANGE        11/30/02       5/31/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)                -$0.02          $9.99        $10.01
DISTRIBUTIONS (6/1/02-11/30/02)
Dividend Income                     $0.2523


-------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a higher initial sales charge; thus actual total returns may be slightly lower.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
-------------------------------------------------------------------------------



              Past performance does not guarantee future results.

PERFORMANCE



                                                                                      INCEPTION
CLASS A                                        6-MONTH      1-YEAR        5-YEAR      (5/3/93)
-----------------------------------------------------------------------------------------------
Cumulative Total Return 1                       +2.57%      +3.82%        +25.09%      +74.51%
Average Annual Total Return 2                   -1.76%      -0.60%         +3.67%       +5.51%
Avg. Ann. Total Return (12/31/02) 3                         +2.25%         +3.71%       +5.64%

Distribution Rate 4                                  5.26%
Taxable Equivalent Distribution Rate 5               9.44%
30-Day Standardized Yield 6                          5.08%
Taxable Equivalent Yield 5                           9.12%

                                                                                      INCEPTION
CLASS B                                                    6-MONTH         1-YEAR     (2/1/00)
-----------------------------------------------------------------------------------------------
Cumulative Total Return 1                                   +2.29%         +3.33%      +23.63%
Average Annual Total Return 2                               -1.70%         -0.60%       +6.85%
Avg. Ann. Total Return (12/31/02) 3                                        +2.15%       +7.21%

Distribution Rate 4                                  4.88%
Taxable Equivalent Distribution Rate 5               8.77%
30-Day Standardized Yield 6                          4.76%
Taxable Equivalent Yield 5                           8.55%

                                                                                     INCEPTION
CLASS C                                        6-MONTH       1-YEAR        5-YEAR     (5/1/96)
-----------------------------------------------------------------------------------------------
Cumulative Total Return 1                       +2.29%       +3.35%       +21.82%      +43.20%
Average Annual Total Return 2                   +0.29%       +1.37%        +3.81%       +5.44%
Avg. Ann. Total Return (12/31/02) 3                          +4.12%        +3.84%       +5.61%

Distribution Rate 4                                  4.85%
Taxable Equivalent Distribution Rate 5               8.71%
30-Day Standardized Yield 6                          4.70%
Taxable Equivalent Yield 5                           8.44%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 11/30/02.
5. Taxable equivalent distribution rate and yield assume the published rates as of 9/18/02 for the maximum combined federal and California state personal income tax bracket of 44.31%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 11/30/02.



--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN TENNESSEE
MUNICIPAL BOND FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN TENNESSEE MUNICIPAL BOND FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND TENNESSEE STATE PERSONAL INCOME TAXES WHILE SEEKING PRESERVATION OF CAPITAL THROUGH A PORTFOLIO CONSISTING MAINLY OF TENNESSEE MUNICIPAL SECURITIES. 1
--------------------------------------------------------------------------------


STATE UPDATE
Similar to national trends, Tennessee's economy struggled to deal with reduced revenue collections in fiscal year 2002. The state's high manufacturing concentration increased its vulnerability during the recent downturn as the competitive durable manufacturing market abroad took its toll in the U.S. Fortunately, low energy costs as well as an increasing presence of distribution companies helped Tennessee's economic base continue to diversify.

The state's outstanding GO debt totaled just over $1 billion, and direct debt was a very modest $189 per capita. 2 However, three years of drawing from nonrecurring revenue sources have left their mark. Tennessee's estimated 2003 reserve balance amounts to just $135 million. 2

With an $800 million shortfall projected for fiscal year 2003, the state legislature balanced its budget and avoided drawing



1. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
2. Source: Standard & Poor's, RATINGSDIRECT, 8/2/02.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 37.

on reserves by passing a revenue-raising bill. An increase in Tennessee's sales tax rate from 6% to 7%, combined with a handful of miscellaneous sin tax and fee increases, is expected to generate more than $900 million annually in new revenues. 3

Looking ahead, diminished reserves remain a financial challenge. However, Standard & Poor's, an independent credit rating agency, expects that Tennessee's eventual economic recovery, along with the legislature's continued efforts to limit expenditures, should prevent the state's fiscal structure from worsening.


PORTFOLIO NOTES
From May to September 2002, long-term interest rates experienced a steady decline. The municipal bond market followed suit, as evidenced by the Bond Buyer Municipal Bond Index (Bond Buyer 40), which yielded 5.37% at the beginning of the period, and fell to 4.86% on October 1, 2002, a level not seen in years. As bond yields fell, their prices rose; however, the rally was followed by a correction, leading the Bond Buyer 40's yield to rise to 5.17% by November 30, 2002. 4 Despite the correction, the municipal bond market generally performed well for the period.

Year-to-date through November 30, Tennessee's new-issue supply increased 9.1% compared with the same period in 2001, giving us many opportunities for purchases. 4 Municipal bonds benefited from robust retail and institutional demand, and held up well despite an increase in new-issue supply.

[graphic omitted]

CREDIT QUALITY BREAKDOWN*
Franklin Tennessee Municipal Bond Fund
Based On Total Long-Term Investments
11/30/02
AAA - 66.0%
AA - 26.5%
A - 3.1%
BBB - 4.0%
Below Investment Grade - 0.4%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

3. Source: Moody's Investors Service, RATING UPDATE: TENNESSEE (STATE OF), 7/18/02.
4. Source: THE BOND BUYER. The Bond Buyer 40 comprises the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been 29-30 years.

PORTFOLIO BREAKDOWN
Franklin Tennessee
Municipal Bond Fund
11/30/02

                                       % OF TOTAL
                                        LONG-TERM
                                       INVESTMENTS
--------------------------------------------------

General Obligation                        26.7%

Utilities                                 22.9%

Hospital & Health Care                    13.7%

Prerefunded                               10.3%

Other Revenue                              7.3%

Housing                                    6.1%

Transportation                             5.4%

Subject to Government
Appropriations                             4.1%

Corporate-Backed                           2.5%

Tax-Supported                              1.0%


As rates declined to historical lows and yield spreads tightened, we found value in bonds from sectors that tend to hold their value better in down markets. All of the Fund's new purchases were rated AAA or AA. As a result, the portfolio's credit quality improved, with AAA- and AA-rated securities representing 92.5% of the Fund's total long-term investments at the end of the reporting period. Notable purchases during the period included Williamson County GO, Franklin Special School District GO and South Blount County Utility District Waterworks Revenue bonds. These purchases maintained diversification across a broad range of sectors, which helps reduce the Fund's exposure to risk and volatility in any one sector.

During the reporting period, one of the Fund's positions experienced default. The Hamilton County IDB MFHR for Patten Towers Apartments failed to make its August principal and interest payment. This issue represented just 0.07% of the Fund's total net assets, and thus had minimal impact.

The Fund saw significant cash inflows during the reporting period. As more investors diversified their portfolio with municipal bond fund allocations, the Fund's assets increased and were invested at historically low interest rates. As a result, the number of shares outstanding accelerated faster than the Fund's investment income. Investment income per share decreased, which ultimately led to a reduction in the Fund's dividend during the period. We invite you to read the special feature included in this report, "Understanding Your Tax-Free Income Fund," which explains why dividends and bond fund prices fluctuate.

Please keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary on page 24 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.37%.

This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Tennessee state personal income tax bracket of 42.28% would need to earn 7.57% from a taxable investment to match the Fund's tax-free distribution rate.

Predicting market cycles is very difficult, even for professional economists, which is why we recommend investing for the long term. It is important to remember that over time, the tax-free income received from municipal bonds will ultimately drive the Fund's total return performance. Overall, we believe our professionally managed portfolio can provide investors with high credit quality and valuable, tax-free income, for the long term.


DIVIDEND DISTRIBUTIONS*
Franklin Tennessee
Municipal Bond Fund - Class A
6/1/02-11/30/02

                    DIVIDEND
MONTH               PER SHARE
-----------------------------
June                4.4 cents

July                4.4 cents

August              4.4 cents

September           4.3 cents
October             4.3 cents

November            4.3 cents
-----------------------------
TOTAL              26.1 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of November 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN TENNESSEE
MUNICIPAL BOND FUND


PERFORMANCE SUMMARY AS OF 11/30/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION


CLASS A                               CHANGE        11/30/02       5/31/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                 +$0.08        $11.04         $10.96
DISTRIBUTIONS (6/1/02-11/30/02)
Dividend Income                       $0.261


PERFORMANCE

                                                                   INCEPTION
CLASS A                                6-MONTH  1-YEAR     5-YEAR  (5/10/94)
--------------------------------------------------------------------------------
Cumulative Total Return 1              +3.07%   +5.23%     +28.20%  +70.90%
Average Annual Total Return 2          -1.34%   +0.74%      +4.19%   +5.93%
Avg. Ann. Total Return (12/31/02) 3             +4.55%      +4.27%   +6.14%

Distribution Rate 4                          4.37%
Taxable Equivalent Distribution Rate 5       7.57%
30-Day Standardized Yield 6                  3.93%
Taxable Equivalent Yield 5                   6.81%


--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 4.25% initial sales charge. The Fund's manager agreed in advance to waive a portion of its management fees, and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 3.75%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge. Six-month return has not been annualized.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the current 4.2 cent per share monthly dividend and the maximum offering price of $11.53 per share on 11/30/02.
5. Taxable equivalent distribution rate and yield assume the published rates as of 9/18/02 for the maximum combined federal and Tennessee state personal income tax bracket of 42.28%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 11/30/02.


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

MUNICIPAL BOND RATINGS


MOODY'S
AAA: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

BA: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

CA: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P
AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default, and payment of interest and/or repayment of principal is in arrears.

FRANKLIN MUNICIPAL SECURITIES TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                                                                           CLASS A
                                                   -------------------------------------------------------------------
                                                   SIX MONTHS ENDED                  YEAR ENDED MAY 31,
                                                   NOVEMBER 30, 2002   -----------------------------------------------
                                                      (UNAUDITED)       2002      2001       2000      1999      1998
                                                   -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............      $9.97         $9.95      $9.52     $10.60    $10.65    $10.10
                                                   -------------------------------------------------------------------
Income from investment operations:
 Net investment income a ..........................        .26           .57 d      .60        .56       .57       .62
 Net realized and unrealized gains (losses) .......         --           .02 d      .39     (1.08)     (.04)       .55
                                                   -------------------------------------------------------------------
Total from investment operations ..................        .26           .59        .99      (.52)       .53      1.17
Less distributions from net investment income .....       (.28)         (.57)      (.56)      (.56)     (.58)     (.62)
Net asset value, end of period ....................      $9.95         $9.97      $9.95     $ 9.52    $10.60    $10.65
                                                   -------------------------------------------------------------------
Total return b ....................................      2.57%         5.99%     10.61%    (4.88)%     5.07%    11.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................   $517,284      $503,337   $483,666   $464,423  $583,752  $412,211
Ratios to average net assets:
 Expenses .........................................       .65% c        .61%       .50%       .49%      .44%      .35%
 Expenses excluding waiver and payments
 by affiliate .....................................       .65% c        .65%       .65%       .66%      .71%      .69%
 Net investment income ............................      5.09% c       5.66% d    6.02%      5.70%     5.22%     5.81%
Portfolio turnover rate ...........................      6.28%        21.77%     29.01%     47.45%    14.31%    37.75%

a Based on average shares outstanding effective year ended May 31, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized
d Effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and
  Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
  Net investment income per share .......................    $.01
  Net realized and unrealized gains per share ...........    (.01)
  Ratio of net investment income to average net assets ..     .08%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

FRANKLIN MUNICIPAL SECURITIES TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND (CONT.)

                                                                                   CLASS B
                                                                 -----------------------------------------------
                                                                 SIX MONTHS ENDED
                                                                 NOVEMBER 30, 2002    YEAR ENDED MAY 31,
                                                                                   -----------------------------
                                                                    (UNAUDITED)    2002      2001      2000 E
                                                                 -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................       $10.02     $ 9.98     $9.54     $9.34
                                                                 -----------------------------------------------
Income from investment operations:
 Net investment income a .......................................          .23        .52 d     .53       .17
 Net realized and unrealized gains .............................           --        .03 d     .42       .20
                                                                 -----------------------------------------------
Total from investment operations ...............................          .23        .55       .95       .37
Less distributions from net investment income ..................         (.25)      (.51)     (.51)     (.17)
Net asset value, end of period .................................       $10.00     $10.02     $9.98     $9.54
                                                                 ===============================================

Total return b .................................................        2.29%      5.58%    10.08%     4.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............................      $27,523    $23,029   $11,598      $808
Ratios to average net assets:
 Expenses ......................................................        1.20% c    1.16%     1.05%     1.02% c
 Expenses excluding waiver and payments by affiliate  1.20% c ..        1.20%      1.20%     1.20%     1.19% c
 Net investment income .........................................        4.54% c    5.13% d   5.32%     5.33% c
Portfolio turnover rate ........................................        6.28%     21.77%    29.01%    47.45%


a Based on average shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized
d Effective June 1, 2001, the Fund adopted the provisions of the
  AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
  Net investment income per share ........................ $.01
  Net realized and unrealized gains per share ............ (.01)
  Ratio of net investment income to average net assets ...  .08%

  Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.
e For the period February 1, 2000 (effective date) to May 31, 2000.

FRANKLIN MUNICIPAL SECURITIES TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND (CONT.)

                                                                                      CLASS C
                                                    --------------------------------------------------------------------------

                                                     SIX MONTHS ENDED                     YEAR ENDED MAY 31,
                                                     NOVEMBER 30, 2002 -------------------------------------------------------
                                                       (UNAUDITED)       2002        2001       2000        1999        1998
                                                    --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............      $ 10.01       $  9.98     $  9.55     $ 10.63    $  10.68      $10.12
                                                    --------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ..........................          .23           .52 d       .54         .51         .51         .56
 Net realized and unrealized gains (losses) .......           --           .02 d       .40       (1.08)       (.04)        .56
                                                    --------------------------------------------------------------------------
Total from investment operations ..................          .23           .54         .94        (.57)        .47        1.12
Less distributions from net investment income .....         (.25)         (.51)       (.51)       (.51)       (.52)       (.56)
Net asset value, end of period ....................      $  9.99       $ 10.01     $  9.98     $  9.55    $  10.63     $ 10.68
                                                    --------------------------------------------------------------------------

Total return b ....................................        2.29%         5.49%       9.98%     (5.39)%       4.48%      11.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................      $76,636       $74,611     $67,735     $64,890    $ 78,338     $40,363
Ratios to average net assets:
 Expenses .........................................        1.19% c       1.16%       1.05%       1.04%        .99%        .90%
 Expenses excluding waiver and payments
 by affiliate .....................................        1.19% c       1.20%       1.20%       1.21%       1.26%       1.24%
 Net investment income ............................        4.55% c       5.12% d     5.48%       5.15%       4.66%       5.23%
Portfolio turnover rate ...........................        6.28%        21.77%      29.01%      47.45%      14.31%      37.75%


a Based on average shares outstanding effective year ended May 31, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized
d Effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and
  Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
  Net investment income per share ........................  $.01
  Net realized and unrealized gains per share ............  (.01)
  Ratio of net investment income to average net assets ...   .08%

  Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (UNAUDITED)

                                                                                   PRINCIPAL
 FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                      AMOUNT        VALUE
 --------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 97.1%
 BONDS 85.3%
 ABAG 1915 Act Revenue, Windemere Ranch AD 1,
    7.30%, 9/02/17 .............................................................. $10,160,000 $ 10,773,766
    7.35%, 9/02/20 ..............................................................   8,055,000    8,525,493
    7.45%, 9/02/30 ..............................................................   5,000,000    5,319,100
 ABAG 1915 Act, Special Assessment, Windmere Ranch AD 99-1,
    6.20%, 9/02/20 ..............................................................   2,000,000    2,047,660
    6.30%, 9/02/25 ..............................................................   3,015,000    3,061,190
 ABAG Finance Authority for Nonprofit Corps. COP, 6.15%, 1/01/22 ................   1,370,000    1,491,108
 Adelanto Water Authority Revenue,
    Parity Water Systems Acquisition Project, Series A,
     Pre-Refunded, 7.50%, 9/01/28 ...............................................   3,295,000    3,984,215
    Water Systems Acquisition Project, sub. lien, Series A,
     Pre-Refunded, 7.50%, 9/01/28 ...............................................   2,000,000    2,534,820
 Alameda CFD No. 2 Special Tax, 6.125%, 9/01/16 .................................   1,240,000    1,273,294
 Alameda PFA, Local Agency Revenue, Special Tax,
 Community Facility No. 1-A,
    6.70%, 8/01/12 ..............................................................   3,400,000    3,627,494
    7.00%, 8/01/19 ..............................................................   4,015,000    4,256,984
 Avenal PFAR, Refunding,
    7.00%, 9/02/10 ..............................................................   1,150,000    1,226,395
    7.25%, 9/02/27 ..............................................................   3,665,000    3,855,470
 Calexico Special Financing Authority Sales Tax Revenue,
    ETM, 7.40%, 1/01/03 .........................................................     220,000      220,990
    ETM, 7.40%, 1/01/04 .........................................................     235,000      249,570
    ETM, 7.40%, 1/01/05 .........................................................     285,000      317,234
    ETM, 7.40%, 1/01/06 .........................................................     340,000      392,391
    Pre-Refunded, 7.40%, 1/01/18 ................................................   7,680,000    8,863,411
 California City RDA, Tax Allocation Revenue, Refunding,
   Series A-1, 7.75%, 9/01/34 ...................................................   9,670,000   10,386,450
 California County California Tobacco Securitization Agency
   Tobacco Revenue, Asset-Backed, Alameda County,
   6.00%, 6/01/42 ...............................................................   4,000,000    3,905,520
 California Educational Facilities Authority Revenue,
    Keck Graduate Institute, 6.75%, 6/01/30 .....................................   2,500,000    2,708,000
    Pooled College and University, Series B, 6.625%, 6/01/20 ....................   1,000,000    1,086,510
    Pooled College and University, Series B, 6.30%, 4/01/21 .....................   1,000,000    1,074,570
 California Health Facilities Financing Authority Revenue,
    Kaiser Permanente, Series A, 5.40%, 5/01/28 .................................   5,500,000    5,447,200
    Kaiser Permanente, Series B, 5.25%, 10/01/16 ................................   3,250,000    3,312,400
    Kaiser Permanente Medical Project, Series A, 5.55%, 8/15/25 .................   3,250,000    3,250,813
    Thessalonika Family, Series A, 6.20%, 12/01/15 ..............................     990,000    1,084,030
 California HFAR, Home Mortgage, Series H, 6.25%, 8/01/27 .......................     760,000      770,017
 California PCFA,
    PCR, Southern California Edison Co., Series B, 6.40%,
     12/01/24 ...................................................................   2,000,000    1,967,560
    Solid Waste Disposal Revenue, Browning-Ferris Industries Inc.,
     6.75%, 9/01/19 .............................................................   7,000,000    6,950,510
    Solid Waste Disposal Revenue, Keller Canyon Landfill Co.
     Project, 6.875%, 11/01/27 ..................................................   9,100,000    8,987,069
 California Special Districts Association Finance Corp. COP,
  Series V, 7.50%, 5/01/13 ......................................................      50,000       51,828
 California State GO, FGIC Insured, 6.00%, 8/01/19 ..............................      30,000       32,501
 California State HFAR, Home Mortgage, Series L, MBIA Insured,
  6.40%, 8/01/27 ................................................................   1,855,000    1,915,065
 California Statewide CDA,
    COP, Catholic Healthcare West, 6.50%, 7/01/20 ...............................  12,060,000   12,756,827
    COP, International School of Peninsula Project, 7.50%,
     11/01/29 ...................................................................  10,835,000   11,210,324

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (UNAUDITED) (CONT.)

                                                                                  PRINCIPAL
FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                      AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
California Statewide CDA, (cont.)
   COP, Windward School, 6.90%, 9/01/23 ........................................ $ 2,000,000  $ 2,079,220
   Lease Revenue, Special Facilities, United Airlines,
    Series A, 5.70%, 10/01/33 ..................................................   3,320,000      809,250
California Statewide CDA Revenue,
   Bentley School, Refunding, 6.75%, 7/01/32 ...................................   8,250,000    8,392,808
   COP, Familiesfirst Inc., CHFCLP Insured, Pre-Refunded,
    7.25%, 12/01/22 ............................................................   1,800,000    2,033,064
   Elder Care Alliance, Series A, 8.00%, 11/15/22 ..............................   3,000,000    2,997,420
   Elder Care Alliance, Series A, 8.25%, 11/15/32 ..............................   4,000,000    3,996,160
   Eskaton Village Grass Valley, 8.25%, 11/15/31 ...............................  10,000,000   10,652,700
   Monterey Institute International, 7.75%, 7/01/31 ............................  10,000,000    8,973,100
   Presidio Hill School, 6.875%, 8/01/32 .......................................   6,195,000    6,246,109
   Prospect Sierra School, 6.75%, 9/01/32 ......................................   5,000,000    5,003,100
   Seven Hills School, 6.50%, 8/01/31 ..........................................   5,600,000    5,639,872
   Sonoma County Day School, 6.75%, 1/01/32 ....................................   6,000,000    6,072,780
   Thomas Jefferson School of Law Project, 7.75%, 10/01/31 .....................   5,000,000    5,039,200
   Turning Point, 6.50%, 11/01/31 ..............................................   6,130,000    6,237,336
California University Fresno Association Inc. Revenue,
 Senior Auxiliary Organization Event Center, 6.00%, 7/01/22 ....................   3,500,000    3,543,505
Campbell RDA, Tax Allocation, Central Campbell Redevelopment
 Project, Series A, 6.55%, 10/01/32 ............................................   5,300,000    5,684,462
Childrens Trust Fund Tobacco Settlement Revenue, Asset
 Backed Bonds, Refunding, 5.625%, 5/15/43 ......................................  13,000,000   12,606,750
Chula Vista Special Tax, CFD No. 2000-1, 6.60%, 9/01/30 ........................   1,500,000    1,537,095
Corona CFD, Special Tax, No. 01-02, Improvement Numbers 1
 and 2, 6.25%, 9/01/32 .........................................................   1,890,000    1,864,636
Corona-Norco USD,
   PFA, Special Tax Revenue, Series A, 6.10%, 9/01/32 ..........................   2,000,000    1,962,120
   Special Tax, CFD No. 99-1, 7.00%, 9/01/29 ...................................   2,120,000    2,244,062
Cotati South Sonoma Business Park AD, Special Assessment,
 Improvement, 6.50%, 9/02/33 ...................................................   5,875,000    5,804,911
Duarte RDA, Tax Allocation,
   Davis Addition Project Area, Refunding, 6.70%, 9/01/14 ......................   2,615,000    2,845,905
   Davis Addition Project Area, Refunding, 6.90%, 9/01/18 ......................   4,120,000    4,526,314
   Rancho Duarte Phase I Project Area, Pre-Refunded,
    6.80%, 9/01/16 .............................................................     700,000      841,659
El Dorado County Public Financing Revenue, 6.375%, 2/15/25 .....................   1,885,000    2,015,631
El Dorado County Special Tax, CFD No. 1992-1, 6.125%, 9/01/16 ..................   4,755,000    4,925,229
Elk Grove Special Tax, East Franklin Community No. 1-A,
 6.00%, 8/01/33 ................................................................   5,000,000    5,007,300
Elsinore Valley Municipal Water District Special Tax,
 CFD No. 99-1, 7.00%, 9/01/29 ..................................................   3,500,000    3,675,105
Escondido Revenue COP, Refunding, Series A, FGIC Insured,
 6.00%, 9/01/31 ................................................................   1,840,000    2,018,977
Fontana Special Tax CFD No. 12,
   6.60%, 9/01/19 ..............................................................   3,295,000    3,471,810
   6.625%, 9/01/30 .............................................................   7,675,000    8,018,763
Garden Grove Housing Authority MFHR, Set-Aside Tax Increment,
 Series C, 6.70%, 7/01/24 ......................................................   6,375,000    6,626,175
Gateway Improvement Authority Revenue, Marin City CFD,
 Series A, Pre-Refunded, 7.75%, 9/01/25 ........................................   2,500,000    2,900,600
Granada Sanitation District 1915 Act, Sewage Treatment
 Facilities, Financing District, Series A,
   7.125%, 9/02/16 .............................................................     830,000      856,527
   7.25%, 9/02/22 ..............................................................     865,000      892,490
Half Moon Bay COP, Sea Crest School, 6.75%, 7/01/30 ............................   3,865,000    3,982,496
Hawaiian Gardens RDA, Tax Allocation, Project No. 1,
 Refunding, 6.35%, 12/01/33 ....................................................   4,000,000    4,151,480
Hercules RDA, Tax Allocation, Hercules Merged Project,
 6.40%, 9/01/21 ................................................................   5,000,000    5,022,600
Hesperia PFAR, Series B, 7.375%, 10/01/23 ......................................   1,930,000    1,971,013
Huntington Beach CFD Special Tax Revenue, Grand Coast
 Resort, 6.45%, 9/01/31 ........................................................   5,000,000    5,123,950

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (UNAUDITED) (CONT.)

                                                                                   PRINCIPAL
FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                       AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Imperial County Special Tax, CFD No. 98-1,
   6.45%, 9/01/17 .............................................................. $ 2,145,000  $ 1,965,464
   6.50%, 9/01/31 ..............................................................   5,705,000    5,053,318
Indio 1915 Act, GO,
   AD No. 99-1, 7.125%, 9/02/20 ................................................   2,390,000    2,499,462
   AD No. 2001-1, 6.50%, 9/02/26 ...............................................   4,800,000    4,836,288
John C. Fremont Hospital District Health Facilities Revenue,
 6.75%, 6/01/13 ................................................................   1,500,000    1,611,765
Lafayette RDA, Tax Allocation, 5.75%, 8/01/32 ..................................   1,000,000      992,870
Lake Elsinore 1915 Act, AD No. 93-1, Limited Obligation,
 Refunding, 7.00%, 9/02/30 .....................................................   8,905,000    9,319,617
Lake Elsinore USD, CFD, Special Tax, No. 2001-1, 6.30%, 9/01/33 ................   4,525,000    4,563,101
Lancaster RDA, Tax Allocation,
   7.00%, 12/01/29 .............................................................   1,780,000    1,806,273
   Residential Redevelopment Project, sub. lien, Refunding,
    6.65%, 9/01/27 .............................................................   2,500,000    2,656,500
Los Angeles Harbor Department Revenue, Series B, 6.00%, 8/01/14 ................   3,500,000    3,930,045
Los Angeles MFR, Refunding, Series J-2C, 8.50%, 1/01/24 ........................   1,150,000    1,161,385
Lynwood PFA,
   Lease Revenue, 6.25%, 9/01/22 ...............................................   1,080,000    1,146,906
   Lease Revenue, 6.30%, 9/01/29 ...............................................   2,680,000    2,834,770
   Tax Allocation, Alameda Project Area, 6.30%, 9/01/24 ........................   1,000,000    1,046,220
Lynwood PFAR, Water System Improvement Project, 6.50%, 6/01/21 .................   1,175,000    1,239,707
Modesto PFA, Lease Revenue, John Thurman Field Renovation
 Project, 6.125%, 11/01/16 .....................................................   1,465,000    1,590,521
Murrieta CFD, 1915 Act, No. 2000-1, Special Tax, 6.375%, 9/01/30 ...............   4,100,000    4,145,551
Murrieta CFD Special Tax Revenue, No. 1 Bluestone Improvement,
 Area A, 6.20%, 9/01/25 ........................................................   2,105,000    2,084,497
Norco Special Tax CFD, GO, No. 97-1, 7.10%, 10/01/30 ...........................   2,640,000    2,838,502
North Natomas CFD, Special Tax No. 4, Series B, 6.375%, 9/01/31 ................   4,375,000    4,507,169
Northern Mariana Islands Commonwealth Ports Authority Seaport
 Revenue, Series A, 6.60%, 3/15/28 .............................................   1,905,000    1,891,094
Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 6/01/10 ..............   2,550,000    2,742,959
Orinda 1915 Act, Special Assessment, AD No. 94-1, Oak Springs,
 8.25%, 9/02/19 ................................................................   1,353,000    1,358,020
Perris PFA, Local Agency Revenue, Series B, Pre-Refunded,
 7.25%, 8/15/23 ................................................................     500,000      530,295
Pico Rivera Water Authority Revenue, Refunding, Series A,
 6.25%, 12/01/32 ...............................................................   8,250,000    8,194,643
Rancho Water District Special Tax, Community Facilities 99-1,
   Area A, Series A, 6.70%, 9/01/30 ............................................   2,250,000    2,348,663
   Area B, Series A, 6.70%, 9/01/30 ............................................   2,630,000    2,745,326
Richmond 1915 Act, Limited Obligation, ID No. 99-01,
 7.20%, 9/02/30 ................................................................   7,885,000    8,141,420
Richmond Revenue, YMCA East Bay Project, Refunding,
 7.25%, 6/01/17 ................................................................   2,495,000    2,588,962
Riverside County CFD,
   Special Tax No. 87-5, senior lien, Refunding, Series A,
    7.00%, 9/01/13 .............................................................   7,335,000    7,879,330
   Special Tax No. 89-1, Mountain Cove, Refunding, 6.50%,
    9/01/25 ....................................................................   3,390,000    3,468,885
Roseville Special Tax,
   Highand CFD No. 1, 6.30%, 9/01/25 ...........................................   8,960,000    9,146,458
   Stoneridge CFD No. 1, 6.20%, 9/01/21 ........................................   1,250,000    1,288,413
   Stoneridge CFD No. 1, 6.30%, 9/01/31 ........................................   1,500,000    1,543,335
   Woodcreek West CFD No. 1, 6.70%, 9/01/25 ....................................   3,000,000    3,144,840
Sacramento County Special Tax, CFD No.1, Refunding,
 6.30%, 9/01/21 ................................................................   1,575,000    1,608,579
San Bernardino Associated Communities Financing Authority,
 COP, Granada Hills Health Care, Refunding and
Improvement, Series A, 6.90%, 5/01/27 ..........................................   3,000,000      750,000
San Diego County Educational Facilities Authority No.1
 Lease Revenue, 6.50%, 8/15/15 .................................................     850,000      912,475

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (UNAUDITED) (CONT.)

                                                                                    PRINCIPAL
 FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                       AMOUNT       VALUE
 -----------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
  San Diego Special Tax, CFD No. 1, Series B, Pre-Refunded,
   7.10%, 9/01/20 ................................................................ $ 3,500,000   $ 4,058,530
  San Francisco City and County Airport Commission International
  Airport Revenue, Issue 8A, Second Series,
  FGIC Insured, 6.25%, 5/01/20 ...................................................   1,570,000     1,658,658
  San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
    Refunding, Series A, 5.50%, 1/15/28 ..........................................   2,200,000     2,127,224
    senior lien, 5.00%, 1/01/33 ..................................................   9,500,000     8,302,525
    senior lien, Pre-Refunded, 7.00%, 1/01/30 ....................................     675,000       691,376
a San Luis Obispo COP, Vista Hospital System Inc., 6.45%,
   7/01/29 .......................................................................   6,660,000     2,464,200
  San Marcos PFA, Special Tax Revenue,
    Series A, 6.70%, 9/01/32 .....................................................   3,500,000     3,608,115
    Series A, 6.30%, 9/01/33 .....................................................   1,000,000     1,003,260
    Series B, 6.50%, 9/01/33 .....................................................   6,670,000     6,688,076
  San Marcos Public Facilities Authority Special Tax Revenue,
   Series A, 6.45%, 9/01/34 ......................................................   3,200,000     3,208,256
  San Marcos RDA, Tax Allocation, Affordable Housing Project,
   Series A, 5.65%, 10/01/28 .....................................................   2,000,000     2,038,340
  San Mateo RDA, Tax Allocation, Merged Area, Series A,
   5.50%, 8/01/22 ................................................................   1,000,000     1,038,270
  San Ramon PFA, Tax Allocation Revenue, Refunding, 6.90%, 2/01/24 ...............     800,000       849,264
  Simi Valley 1915 Act, AD No. 98-1, Madera, 7.30%, 9/02/24 ......................   4,000,000     4,265,240
  Southern California Public Power Authority Transmission
  Project Revenue, Southern Transmission Project,
   6.125%, 7/01/18 ...............................................................      50,000        51,179
  Stockton CFD, Supplemental Tax, Spanos Park West, 6.25%,
   9/01/25 .......................................................................   3,500,000     3,522,750
  Sulphur Springs USD Special Tax, CFD 2002-1, Series A,
   6.00%, 9/01/33 ................................................................   3,695,000     3,583,781
  Vallejo COP, Marine World Foundation Project, Refunding,
   7.40%, 2/01/28 ................................................................   9,345,000     9,794,027
  Vallejo Hiddenbrooke ID No. 1 Revenue, 6.50%, 9/01/31 ..........................  14,830,000    15,122,299
  Vallejo RDA, Tax Allocation, Housing Set-Aside, Series A,
   7.00%, 10/01/31 ...............................................................   5,375,000     5,427,030
  West Sacramento Special Tax, CFD No. 10, 6.75%, 9/01/26 ........................   3,235,000     3,412,052
  Western Placer Waste Management Authority Revenue,
   Refunding, 6.75%, 7/01/14 .....................................................   7,400,000     7,902,904
                                                                                                ------------
  TOTAL BONDS (COST $520,500,199)                                                                530,142,447
                                                                                                ------------
  ZERO COUPON BONDS 11.8%
  Duarte RDA Tax Allocation, Capital Appreciation, Merged
  Redevelopment Project, 12/01/28 ................................................  30,795,000     6,558,103
  Foothill/Eastern Corridor Agency Toll Road Revenue,
  Capital Appreciation, Refunding,
    1/15/26 ......................................................................  38,720,000     9,829,846
    1/15/30 ......................................................................   4,000,000       790,560
    1/15/31 ......................................................................  85,780,000    15,968,805
  San Diego RDA, Tax Allocation, Capital Appreciation, Series B,
    9/01/10 ......................................................................   3,770,000     2,529,821
    9/01/15 ......................................................................   6,810,000     3,282,624
    9/01/16 ......................................................................   1,500,000       672,855
    9/01/19 ......................................................................   1,800,000       658,206
    9/01/20 ......................................................................   1,800,000       615,366
    9/01/21 ......................................................................   1,800,000       575,874
    9/01/22 ......................................................................   1,900,000       569,411
    9/01/23 ......................................................................   1,900,000       535,686
    9/01/24 ......................................................................   1,900,000       501,771
    9/01/25 ......................................................................   1,900,000       468,863
    9/01/26 ......................................................................   1,900,000       439,622
    9/01/27 ......................................................................   1,900,000       412,186
    9/01/28 ......................................................................   1,900,000       386,460

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (UNAUDITED) (CONT.)

                                                                                  PRINCIPAL
  FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                     AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  ZERO COUPON BONDS (CONT.)
  San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
    junior lien, ETM, 1/01/28 ..................................................  $19,150,000   $ 4,876,739
    Refunding, Series A, 1/15/21 ...............................................   24,750,000    18,083,093
    senior lien, Refunding, Series A, 1/15/16 ..................................    4,500,000     3,342,600
    senior lien, Refunding, Series A, 1/15/19 ..................................    3,000,000     2,208,110
                                                                                               ------------
  TOTAL ZERO COUPON BONDS (COST $63,510,011) ...................................                 73,306,601
                                                                                               ------------
  TOTAL LONG TERM INVESTMENTS (COST $584,010,210) ..............................                603,449,048
                                                                                               ------------
b SHORT TERM INVESTMENTS 1.6%
  California Statewide CDA, COP, Northern California Retired
  Officers, Daily VRDN and Put, 1.10%, 6/01/26 .................................    1,200,000     1,200,000
  Irvine Ranch Water District Revenue, Joint Powers Agency,
  Consolidated Bonds, DATES, Series C, Daily VRDN and
  Put, 1.15%, 10/01/10 .........................................................    1,350,000     1,350,000
  Los Angeles Department of Water and Power Waterworks Revenue,
  Sub Series B-2, Weekly VRDN and Put,
  1.10%, 7/01/35 ...............................................................    3,800,000     3,800,000
  Metropolitan Water District Southern California Waterworks
  Revenue, Refunding, Series B-1, Daily VRDN and Put,
  1.10%, 7/01/35 ...............................................................    1,400,000     1,400,000
  Orange County Sanitation Districts COP, Refunding, Series B,
  Daily VRDN and Put, 1.15%, 8/01/30 ...........................................    2,000,000     2,000,000
  Western Riverside County Regional Wastewater Authority Revenue,
  Regional Wastewater Treatment,
  Daily VRDN and Put, 1.15%, 4/01/28 ...........................................      200,000       200,000
                                                                                               ------------
  TOTAL SHORT TERM INVESTMENTS (COST $9,950,000) ...............................                  9,950,000
                                                                                               ------------
  TOTAL INVESTMENTS (COST $593,960,210) 98.7% ..................................                613,399,048
  OTHER ASSETS, LESS LIABILITIES 1.3% ..........................................                  8,044,663
                                                                                               ------------
  NET ASSETS 100.0% ............................................................               $621,443,711
                                                                                               ============


See glossary of terms on page 40.

a See Note 6 regarding defaulted securities.
b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

                                                        SIX MONTHS ENDED                  YEAR ENDED MAY 31,
                                                        NOVEMBER 30, 2002 ------------------------------------------------
                                                           (UNAUDITED)      2002      2001       2000      1999      1998
                                                        ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................       $10.95       $10.82    $10.02     $11.16    $11.27     $10.71
                                                        ------------------------------------------------------------------
Income from investment operations:
 Net investment income a .............................          .25          .52       .55        .56       .55        .57
 Net realized and unrealized gains (losses) ..........          .10          .15       .81      (1.15)     (.08)       .56
                                                        ------------------------------------------------------------------
Total from investment operations .....................          .35          .67      1.36       (.59)      .47       1.13
Less distributions from:
 Net investment income ...............................         (.26)        (.54)     (.56)      (.55)     (.55)      (.57)
 Net realized gains ..................................           --           --        --         --      (.03)        --
                                                        ------------------------------------------------------------------
Total distributions ..................................         (.26)        (.54)     (.56)      (.55)     (.58)      (.57)
Net asset value, end of period .......................       $11.04       $10.95    $10.82     $10.02    $11.16     $11.27

Total return b .......................................        3.07%        6.38%    13.74%    (5.30)%     4.19%     10.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................     $103,065      $99,208   $85,455    $63,742   $77,117    $44,526
Ratios to average net assets:
 Expenses ............................................         .60% c       .56%      .40%       .40%      .40%       .40%
 Expenses excluding waiver and payments by affiliate .         .78% c       .80%      .82%       .81%      .81%       .81%
 Net investment income ...............................        4.55% c      4.76%     5.13%      5.36%     4.88%      5.12%
Portfolio turnover rate ..............................        4.37%       22.99%     9.89%     29.94%    13.39%     37.67%




a Based on average shares outstanding effective year ended May 31, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized

                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (UNAUDITED)

                                                                                                               PRINCIPAL
FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                                           AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.9%
   Chattanooga GO, 5.00%, 3/01/22 ............................................................................ $2,215,000 $2,226,717
   Clarksville Water Sewer and Gas Revenue, Refunding and Improvement, FSA Insured, 5.00%, 2/01/22 ...........  2,000,000  2,005,180
   Cleveland Public Improvement GO, FGIC Insured, 5.25%, 6/01/24 .............................................  3,000,000  3,046,110
   Fayetteville and Lincoln IDBR, Hospital Facility Lease, AMBAC Insured, 5.30%, 5/01/28 .....................  3,000,000  3,051,990
   Franklin IDB, MFHR, Landings Apartment Project, Refunding, Series A, FSA Insured, 6.00%, 10/01/26 .........  1,000,000  1,038,150
   Franklin Special School District GO, 5.00%, 6/01/22 .......................................................  1,455,000  1,451,406
a  Hamilton County IDB, MFHR, Patten Towers Apartments, 7.125%, 2/01/09 ......................................    500,000     75,715
   Hollow Rock-Bruceton Special School District GO, FSA Insured, Pre-Refunded, 5.75%, 4/01/24 ................    500,000    562,615
   Humphreys County IDB, Solid Waste Disposal Revenue, Dupont Denemours and Co. Project, 6.70%, 5/01/24 ......    800,000    842,800
   Jackson Natural Gas Revenue, AMBAC Insured, 5.00%, 4/15/18 ................................................  2,000,000  2,047,860
   Johnson City GO,
    Public Improvement, FSA Insured, Pre-Refunded, 5.90%, 6/01/12 ............................................    500,000    535,985
    Solid Waste, AMBAC Insured, 5.80%, 5/01/09 ...............................................................    100,000    106,859
   Johnson City Health and Educational Facilities Board Hospital Revenue,
    First Mortgage Mountain States Health, Refunding, Series A, MBIA Insured, 6.00%, 7/01/21 .................  2,970,000  3,280,424
    Series 2000 A, MBIA Insured, Pre-Refunded, 5.125%, 7/01/25 ...............................................  3,000,000  3,052,470
   Johnson City Health and Educational Facilities Board Revenue, Pine Oaks Assisted Project, Series A, GNMA
    Secured, 5.90%, 6/20/37 ..................................................................................  1,390,000  1,440,235
   Johnson County Public Improvement GO, Series B, AMBAC Insured, Pre-Refunded, 6.70%, 5/01/20 ...............    100,000    114,024
   Knox County First Utility District Water and Sewer Revenue, Refunding and Improvement, Series A, MBIA
    Insured, 5.625%, 12/01/19 ................................................................................  1,000,000  1,081,080
   Knox County Health, Educational and Housing Board Hospital Facilities Revenue, Fort Sanders Alliance,
    Refunding, MBIA Insured, 5.75%, 1/01/14 ..................................................................  1,250,000  1,407,150
   Knox County IDB, MFR, Waterford Apartments, Refunding, Series A, FHA Insured, 5.95%, 3/01/28 ..............    250,000    257,450
   Knox-Chapman Utility District, Knox County Water and Sewer Revenue, Refunding, MBIA Insured,
    6.10%, 1/01/19 ...........................................................................................    100,000    106,039
   Knoxville Electric Revenue, System Series U, 5.125%, 7/01/21 ..............................................  2,340,000  2,368,454
   Lawrenceburg Electric Revenue, MBIA Insured, Pre-Refunded, 5.50%, 7/01/26 .................................  1,000,000  1,124,020
   Lawrenceburg PBA, GO, Electric Systems, Public Works, AMBAC Insured, 5.00%, 7/01/22 .......................  2,500,000  2,543,800
   Lenoir City Electric System Revenue, Refunding and Improvement, FSA Insured, 5.00%, 6/01/21 ...............  2,000,000  2,015,120
   Loudon County IDB, Solid Waste Disposal Revenue, Kimberly-Clark Corp. Project, 6.20%, 2/01/23 .............  1,305,000  1,332,992
   Macon County GO, FGIC Insured, Pre-Refunded, 5.90%, 9/01/13 ...............................................    150,000    163,785
   McKenzie High School District GO, FSA Insured, Pre-Refunded, 5.75%, 4/01/22 ...............................    500,000    562,615
   Memphis GO, 5.00%, 4/01/17 ................................................................................  2,000,000  2,076,980
   Memphis Health, Educational and Housing Facility Board Mortgage Revenue,
    Edgewater Terrace, Refunding, GNMA Secured, 7.375%, 1/20/27 ..............................................    150,000    152,916
    MF River Trace II, Refunding, Series A, FNMA Secured, 6.45%, 4/01/26 .....................................    100,000    103,731
   Memphis-Shelby County Airport Authority Airport Revenue, Series D, AMBAC Insured, 6.00%, 3/01/24 ..........  4,780,000  5,092,564
   Memphis-Shelby County Sports Authority Revenue, Memphis Arena Project, Series A, AMBAC Insured,
    5.25%, 11/01/23 ..........................................................................................  7,145,000  7,310,907
   Metropolitan Government of Nashville and Davidson County Electric Revenue, Series A, 5.20%, 5/15/23 .......    800,000    815,304
   Metropolitan Government of Nashville and Davidson County GO,
    Public Improvements, 5.875%, 5/15/26 .....................................................................  1,000,000  1,075,880
    Refunding, 5.125%, 5/15/25 ...............................................................................  2,600,000  2,629,068
   Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board Revenue,
    Ascension Health Credit, Refunding, Series A, AMBAC Insured, 5.875%, 11/15/28 ............................  2,500,000  2,646,975
    Meharry Medical College Project, AMBAC Insured, Pre-Refunded, 6.875%, 12/01/24 ...........................    150,000    167,849
    Mortgage, Dandridge Towers, Refunding, Series A, 6.375%, 1/01/11 .........................................    500,000    528,525
   Metropolitan Government of Nashville and Davidson County Sports Authority Revenue, Stadium Public
   Improvement Project, AMBAC Insured, 5.875%, 7/01/21 .......................................................  1,775,000  1,917,444

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (UNAUDITED) (CONT.)

                                                                                                              PRINCIPAL
FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                                          AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Metropolitan Government of Nashville and Davidson County Water and Sewer Revenue, Refunding,
  5.50%, 1/01/16 ............................................................................................ $  620,000 $   621,773
 Milan Special School District GO, AMBAC Insured, Pre-Refunded, 6.625%, 4/01/11 .............................    180,000     195,181
 Montgomery County Health Educational and Housing Facility Board Hospital Revenue, Clarksville Regional
  Health System, Refunding and Improvement, 5.375%, 1/01/28 .................................................  3,000,000   2,639,970
 Oak Ridge Utility District Gas System Revenue, AMBAC Insured, 5.50%, 4/01/25 ...............................    750,000      75,028
 Pigeon Forge Public Improvement, MBIA Insured, 5.90%, 6/01/09 ..............................................    100,000     101,938
 Puerto Rico Commonwealth GO, Pre-Refunded, 6.50%, 7/01/23 ..................................................    100,000     109,118
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y, Pre-Refunded,
  6.00%, 7/01/22 ............................................................................................    500,000     570,230
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
  Financing Authority Hospital
 Revenue, Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%, 7/01/24 .........................    200,000     217,884
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.375%, 7/01/33 ......................  2,500,000   2,540,100
 Puerto Rico Port Authority Revenue, Special Facilities, American Airlines, Series A, 6.25%, 6/01/26 ........    600,000     269,328
 Shelby County GO, Public Improvement and School, Refunding, Series B, 5.00%, 6/01/24 .......................  2,000,000   2,002,180
 Shelby County Health Educational and Housing Facilities Board Revenue, Ave Maria Assisted
  Living Project, Series A,
  5.50%, 12/01/31 ...........................................................................................  2,010,000   2,034,605
 South Blount County Utility District Waterworks Revenue, FGIC Insured, 4.50%, 12/01/22 .....................  3,000,000   2,788,710
 South Fulton IDBR, Tyson Foods Inc. Project, 6.40%, 10/01/20 ...............................................    300,000     312,309
 Sullivan County IDBR, Brandymill, Refunding, Series I-A, 6.35%, 7/20/27 ....................................    350,000     365,908
 Tennessee HDA Revenue, Mortgage Finance, Series A, 6.90%, 7/01/25 ..........................................    170,000     176,446
 Tennessee HDA,
    Homeownership Program, 5.375%, 7/01/23 ..................................................................    930,000     941,783
    Homeownership Program, Issue 4A, 6.375%, 7/01/22 ........................................................    670,000     694,535
    Homeownership Project, Series 3C, 6.00%, 1/01/20 ........................................................  1,935,000   1,995,546
    Mortgage Finance, Series B, 6.60%, 7/01/25 ..............................................................     35,000      36,289
    Mortgage Finance, Series B, MBIA Insured, 6.20%, 7/01/18 ................................................    605,000     627,083
 Tennessee State Local Development Authority Revenue, Community Provider Pooled Loan
  Program, Pre-Refunded,
  6.55%, 10/01/23 ...........................................................................................    100,000     110,500
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 ....................  1,000,000   1,010,040
 West Carroll Special School GO, MBIA Insured, 5.375%, 6/01/29 ..............................................  1,055,000   1,075,530
 West Wilson Utility District Waterworks Revenue, Refunding, AMBAC Insured, 5.25%, 6/01/23 ..................  4,500,000   4,592,655
 White House Utility District Revenue, 5.125%, 1/01/26 ......................................................  2,500,000   2,510,550
 White House Utility District Robertson and Sumner Counties Water and Sewer Revenue,
  FSA Insured, 6.00%, 1/01/26 ...............................................................................  1,000,000   1,151,390
 White House Utility District Robertson and Sumner Counties Waterworks System Revenue, Refunding,
 Series B, FGIC Insured, 5.375%, 1/01/19 ....................................................................  1,000,000   1,034,470
 Williamson County GO, Public Improvement,
    5.375%, 3/01/19 .........................................................................................  1,480,000   1,650,067
    5.00%, 4/01/20 ..........................................................................................  2,000,000   2,026,640
    Refunding, 5.00%, 3/01/20 ...............................................................................  2,000,000   2,041,680
 Wilson County COP,
    Educational Facilities, Pre-Refunded, 6.125%, 6/30/10 ...................................................    220,000     239,285
    FSA Insured, 5.25%, 3/30/18 .............................................................................  1,000,000   1,056,500
                                                                                                                         -----------
 TOTAL LONG TERM INVESTMENTS (COST $97,716,885) .............................................................            100,874,439
                                                                                                                         -----------

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (UNAUDITED) (CONT.)


                                                                                      PRINCIPAL
   FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                               AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------
b  SHORT TERM INVESTMENTS .9%

   Puerto Rico Commonwealth Government Development Bank Revenue,
   Refunding, MBIA Insured, Weekly VRDN and
   Put, .84%, 12/01/15 .........................................................  $  100,000   $    100,000
   Puerto Rico Commonwealth Highway and Transportation Authority
   Transportation Revenue, Series A, AMBAC Insured,
   Weekly VRDN and Put, 1.00%, 7/01/28 .........................................     800,000        800,000
                                                                                               ------------
   TOTAL SHORT TERM INVESTMENTS (COST $900,000) ................................                    900,000
                                                                                               ------------
   TOTAL INVESTMENTS (COST $98,616,885) 98.8% ..................................                101,774,439
   OTHER ASSETS, LESS LIABILITIES 1.2% .........................................                  1,290,192
                                                                                               ------------
   NET ASSETS 100.0% ...........................................................               $103,064,631
                                                                                               ============






See glossary of terms on page 40.

a See Note 6 regarding defaulted securities.
b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2002 (UNAUDITED) (CONT.)



GLOSSARY OF TERMS
-------------------------------------------------------------------------------
1915 Act       -     Improvement Bond Act of 1915
ABAG           -     The Association of Bay Area Governments
AD             -     Assessment District
AMBAC          -     American Municipal Bond Assurance Corp.
CDA            -     Community Development Authority/Agency
CFD            -     Community Facilities District
CHFCLP         -     California Health Facilities Construction Loan Program
COP            -     Certificate of Participation
DATES          -     Demand Adjustable Tax-Exempt Securities
ETM            -     Escrow to Maturity
FGIC           -     Financial Guaranty Insurance Corp.
FHA            -     Federal Housing Authority/Agency
FNMA           -     Financial National Mortgage Association
FSA            -     Financial Security Assistance
GNMA           -     Government National Mortgage Association
GO             -     General Obligation
HDA            -     Housing Development Authority/Agency
HFAR           -     Housing Finance Authority/Agency Revenue
ID             -     Improvement District
IDB            -     Industrial Development Board
IDBR           -     Industrial Development Board Revenue
MBIA           -     Municipal Bond Investors Assurance Corp.
MF             -     Multi-Family
MFHR           -     Multi-Family Housing Revenue
MFR            -     Multi-Family Revenue
PBA            -     Public Building Authority
PCFA           -     Pollution Control Financing Authority
PCR            -     Pollution Control Revenue
PFA            -     Public Financing Authority
PFAR           -     Public Financing Authority Revenue
RDA            -     Redevelopment Agency
USD            -     Unified School District

FRANKLIN MUNICIPAL SECURITIES TRUST
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2002 (UNAUDITED)

                                                                          FRANKLIN              FRANKLIN
                                                                         CALIFORNIA             TENNESSEE
                                                                         HIGH YIELD             MUNICIPAL
                                                                       MUNICIPAL FUND           BOND FUND
                                                                       -----------------------------------
Assets:
 Investments in securities:
  Cost ..............................................................     $593,960,210       $ 98,616,885
                                                                       ==================================
  Value .............................................................      613,399,048        101,774,439
 Cash ...............................................................           22,473             89,238
 Receivables:
  Capital shares sold ...............................................          550,545            194,364
  Interest ..........................................................        9,454,398          1,681,842
                                                                       -----------------------------------
      Total assets ..................................................      623,426,464        103,739,883
                                                                       -----------------------------------
Liabilities:
 Payables:
  Capital shares redeemed ...........................................          461,064            436,141
  Affiliates ........................................................          363,826             48,222
  Shareholders ......................................................          286,028             57,426
 Distributions to shareholders ......................................          836,442            131,498
 Other liabilities ..................................................           35,393              1,965
                                                                       -----------------------------------
      Total liabilities .............................................        1,982,753            675,252
                                                                       -----------------------------------
       Net assets, at value .........................................     $621,443,711       $103,064,631
                                                                       ==================================
Net assets consist of:
 Undistributed net investment income ................................        $ (58,413)         $ (70,547)
 Net unrealized appreciation ........................................       19,438,838          3,157,554
 Accumulated net realized loss ......................................      (52,688,131)        (2,796,816)
 Capital shares .....................................................      654,751,417        102,774,440
                                                                       -----------------------------------
       Net assets, at value .........................................     $621,443,711       $103,064,631
                                                                       ==================================



                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2002 (UNAUDITED) (CONT.)

                                                                          FRANKLIN              FRANKLIN
                                                                         CALIFORNIA             TENNESSEE
                                                                         HIGH YIELD             MUNICIPAL
                                                                       MUNICIPAL FUND           BOND FUND
                                                                       -----------------------------------
CLASS A:
 Net assets, at value ...............................................     $517,283,958        $103,064,631
                                                                       ===================================
 Shares outstanding .................................................       51,972,491           9,332,194
                                                                       ===================================
 Net asset value per share a ........................................           $ 9.95              $11.04
                                                                       ===================================
 Maximum offering price per share (net asset
 value per share / 95.75%) ..........................................           $10.39              $11.53
                                                                       ===================================
CLASS B:
 Net assets, at value ...............................................     $ 27,523,308
                                                                       ===============
 Shares outstanding .................................................        2,753,428
                                                                       ===============
 Net asset value and maximum offering
 price per share a ..................................................           $10.00
                                                                       ===============
CLASS C:
 Net assets, at value ...............................................     $ 76,636,445
                                                                       ===============
 Shares outstanding .................................................        7,674,811
                                                                       ===============
 Net asset value per share a ........................................           $ 9.99
                                                                       ===============
 Maximum offering price per share (net asset
 value per share / 99%) .............................................           $10.09
                                                                       ===============




a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2002 (UNAUDITED)

                                                                         FRANKLIN                FRANKLIN
                                                                        CALIFORNIA               TENNESSEE
                                                                        HIGH YIELD               MUNICIPAL
                                                                      MUNICIPAL FUND             BOND FUND
                                                                     --------------------------------------
Investment income:
 Interest ........................................................       $17,897,099           $2,662,558
                                                                     --------------------------------------
Expenses:
 Management fees (Note 3) ........................................         1,528,175              321,105
 Distribution fees (Note 3)
  Class A ........................................................           260,201               51,709
  Class B ........................................................            84,047                   --
  Class C ........................................................           248,413                   --
 Transfer agent fees (Note 3) ....................................           108,972                8,495
 Custodian fees ..................................................             3,004                  328
 Reports to shareholders .........................................            19,198                3,578
 Registration and filing fees ....................................             7,357                1,027
 Professional fees ...............................................             8,456                6,500
 Trustees' fees and expenses .....................................            19,343                4,357
 Other ...........................................................            31,298                7,387
                                                                     --------------------------------------
      Total expenses .............................................         2,318,464              404,486
      Expenses waived/paid by affiliate (Note 3) .................                --              (94,321)
                                                                     --------------------------------------
       Net expenses ..............................................         2,318,464              310,165
                                                                     --------------------------------------
        Net investment income ....................................        15,578,635            2,352,393
                                                                     --------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .......................        (6,571,438)              16,517
 Net unrealized appreciation on investments ......................         6,158,198              740,318
                                                                     --------------------------------------
Net realized and unrealized gain (loss) ..........................          (413,240)             756,835
                                                                     --------------------------------------
Net increase in net assets resulting from operations .............       $15,165,395           $3,109,228
                                                                     ======================================


                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2002 (UNAUDITED)
AND THE YEAR ENDED MAY 31, 2002

                                                           FRANKLIN CALIFORNIA                        FRANKLIN TENNESSEE
                                                        HIGH YIELD MUNICIPAL FUND                     MUNICIPAL BOND FUND
                                                  ------------------------------------------------------------------------------
                                                     SIX MONTHS               YEAR              SIX MONTHS              YEAR
                                                        ENDED                 ENDED                ENDED                ENDED
                                                  NOVEMBER 30, 2002       MAY 31, 2002       NOVEMBER 30, 2002      MAY 31, 2002
                                                  ------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................... $ 15,578,635          $ 32,998,970        $  2,352,393           $ 4,413,711
  Net realized gain (loss) from investments ......   (6,571,438)            1,577,385              16,517              (571,059)
  Net unrealized appreciation (depreciation)
   on investments ................................    6,158,198              (759,821)            740,318             1,712,108
                                                  ------------------------------------------------------------------------------
      Net increase in net assets resulting
       from operations ...........................   15,165,395            33,816,534           3,109,228             5,554,760
 Distributions to shareholders from:
  Net investment income:
   Class A .......................................  (14,232,938)          (28,157,777)         (2,368,585)           (4,540,273)
   Class B .......................................     (635,689)             (851,353)                 --                    --
   Class C .......................................   (1,902,993)           (3,682,018)                 --                    --
                                                  ------------------------------------------------------------------------------
 Total distributions to shareholders .............  (16,771,620)          (32,691,148)         (2,368,585)           (4,540,273)
 Capital share transactions: (Note 2)
   Class A .......................................   15,285,304            18,601,764           3,115,519            12,739,044
   Class B .......................................    4,592,223            11,480,297                  --                    --
   Class C .......................................    2,195,635             6,770,377                  --                    --
                                                  ------------------------------------------------------------------------------
 Total capital share transactions ................   22,073,162            36,852,438           3,115,519            12,739,044
      Net increase in net assets .................   20,466,937            37,977,824           3,856,162            13,753,531
Net assets:
 Beginning of period .............................  600,976,774           562,998,950          99,208,469            85,454,938
                                                  ------------------------------------------------------------------------------
 End of period ................................... $621,443,711          $600,976,774        $103,064,631           $99,208,469
                                                  ==============================================================================
Undistributed net investment income included in
 net assets:
  End of period .................................. $    (58,413)         $  1,134,572        $    (70,547)          $   (54,355)
                                                  ==============================================================================

                       See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Municipal Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company, consisting of two series (the Funds). The Funds' investment objectives are to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION:
Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. INCOME TAXES:
No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its income.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:
Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

D. ACCOUNTING ESTIMATES:
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

        CLASS A                                      CLASS A, CLASS B & Class C
        ------------------------------------------------------------------------------------------
        Franklin Tennessee Municipal Bond Fund       Franklin California High Yield Municipal Fund

At November 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                          FRANKLIN CALIFORNIA                     FRANKLIN TENNESSEE
                                                       HIGH YIELD MUNICIPAL FUND                  MUNICIPAL BOND FUND
                                                       ----------------------------------------------------------------
                                                        SHARES          AMOUNT               SHARES            AMOUNT
                                                       ----------------------------------------------------------------
CLASS A SHARES:
Six months ended November 30, 2002
 Shares sold .........................................  4,995,666      $ 50,348,510         1,053,722      $ 11,798,853
 Shares issued in reinvestment
 of distributions ....................................    629,926         6,336,903           121,937         1,359,993
 Shares redeemed ..................................... (4,117,382)      (41,400,109)         (900,545)      (10,043,327
                                                       ----------------------------------------------------------------
 Net increase ........................................  1,508,210      $ 15,285,304           275,114      $  3,115,519
                                                       ================================================================
Year ended May 31, 2002
 Shares sold .........................................  9,437,139      $ 95,055,714         2,393,359      $ 26,231,736
 Shares issued in reinvestment
 of distributions ....................................  1,144,118        11,492,241           227,394         2,491,212
 Shares redeemed ..................................... (8,747,903)      (87,946,191)       (1,461,423)      (15,983,904
                                                       ----------------------------------------------------------------
 Net increase ........................................  1,833,354      $ 18,601,764         1,159,330      $ 12,739,044
                                                       ================================================================
CLASS B SHARES:
Six months ended November 30, 2002
 Shares sold .........................................   540,733       $  5,465,755
 Shares issued in reinvestment
 of distributions ....................................    30,151            304,628
 Shares redeemed .....................................  (116,633)        (1,178,160)
                                                       ----------------------------
 Net increase ........................................   454,251       $  4,592,223
                                                       ============================
Year ended May 31, 2002
 Shares sold ......................................... 1,245,157       $ 12,568,863
 Shares issued in reinvestment
 of distributions ....................................    41,534            418,388
 Shares redeemed .....................................  (149,582)        (1,506,954)
                                                       ----------------------------
 Net increase ........................................ 1,137,109       $ 11,480,297
                                                       ============================
CLASS C SHARES:
Six months ended November 30, 2002
 Shares sold .........................................   869,249       $  8,782,942
 Shares issued in reinvestment
 of distributions ....................................    98,880            997,976
 Shares redeemed .....................................  (749,881)        (7,585,283)
                                                       ----------------------------
 Net increase ........................................   218,248       $  2,195,635
                                                       ============================
Year ended May 31, 2002
 Shares sold ......................................... 1,938,951       $ 19,577,268
 Shares issued in reinvestment
 of distributions ....................................   182,157          1,834,861
 Shares redeemed .....................................(1,454,862)       (14,641,752)
                                                       ----------------------------
 Net increase ........................................   666,246       $  6,770,377
                                                       ============================

FRANKLIN MUNICIPAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

        ENTITY                                                         AFFILIATION
        -------------------------------------------------------------------------------------
        Franklin Advisers, Inc. (Advisers)                             Investment manager
        Franklin Templeton Services, LLC (FT Services)                 Administration manager
        Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
        Franklin/Templeton Investor Services, LLC (Investor Services)  Transfer agent

The Funds pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

       ANNUALIZED
        FEE RATE            DAILY NET ASSETS
       --------------------------------------------------------------------------------------
          .625%             First $100 million
          .500%             Over $100 million, up to and including $250 million
          .450%             In excess of $250 million

For the Franklin Tennessee Municipal Bond Fund, Advisers agreed in advance to waive management fees, as noted in the Statements of Operations.

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Franklin Tennessee Municipal Bond Fund reimburses Distributors up to .15% per year of its average daily net assets, and the Franklin California High Yield Municipal Fund reimburses Distributors up to .15%, .65% and .65% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                           FRANKLIN                 FRANKLIN
                                                          CALIFORNIA                TENNESSEE
                                                          HIGH YIELD                MUNICIPAL
                                                        MUNICIPAL FUND              BOND FUND
        ----------------------------------------------------------------------------------------
        Net commissions received (paid) ...............     $(283,808)              $4,443
        Contingent deferred sales charges .............     $  35,916               $   --

The Funds paid transfer agent fees of $117,467, of which $84,468 was paid to Investor Services.

FRANKLIN MUNICIPAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)


4. INCOME TAXES

At May 31, 2002, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                              FRANKLIN                       FRANKLIN
                                                             CALIFORNIA                      TENNESSEE
                                                             HIGH YIELD                      MUNICIPAL
                                                           MUNICIPAL FUND                    BOND FUND
                                                           -------------------------------------------
        Capital loss carryovers expiring in:
        2003 ...........................................       $ 1,416,838                  $       --
        2004 ...........................................             4,508                          --
        2005 ...........................................           390,400                          --
        2008 ...........................................         8,364,686                     543,762
        2009 ...........................................        31,858,136                   1,676,320
        2010 ...........................................         4,003,472                     480,932
                                                           -------------------------------------------
                                                               $46,038,040                  $2,701,014
                                                           -------------------------------------------

At May 31, 2002, the Franklin Tennessee Municipal Bond Fund had deferred capital losses occurring subsequent to October 31, 2001 of $112,319. For tax purposes, such losses will be reflected in the year ending May 31, 2003.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of bond workout expenditures and bond discounts.

At November 30, 2002, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                                   FRANKLIN                         FRANKLIN
                                                  CALIFORNIA                        TENNESSEE
                                                  HIGH YIELD                        MUNICIPAL
                                                MUNICIPAL FUND                      BOND FUND
                                                ---------------------------------------------
        Investments at cost ..................     $593,373,842                   $98,604,715
                                                =============================================
        Unrealized appreciation ..............     $ 30,974,942                   $ 4,379,655
        Unrealized depreciation ..............      (10,949,736)                   (1,209,931)
                                                ---------------------------------------------
        Net unrealized appreciation ..........     $ 20,025,206                   $ 3,169,724
                                                =============================================

FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (unaudited) (continued)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended November 30, 2002 were as follows:

                               FRANKLIN                  FRANKLIN
                              CALIFORNIA                 TENNESSEE
                              HIGH YIELD                 MUNICIPAL
                            MUNICIPAL FUND               BOND FUND
                            --------------------------------------
        Purchases .........   $45,483,543               $7,468,600
        Sales .............   $37,698,261               $4,390,793


6. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin California High Yield Municipal Fund has 52.0% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At November 30, 2002, the Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund held defaulted securities with values aggregating $2,464,200 and $75,715 representing .40% and ..07% of the Funds' net assets, respectively. For information as to specific securities, see the accompanying Statements of Investments.

For financial reporting purposes, the Funds discontinue accruing income on defaulted bonds and those bonds for which the income is deemed uncollectible and provide an estimate for losses on interest receivable.

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


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


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

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
Tax-Free Income 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11

1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. Upon reaching approximately $350 million in assets, the fund will close to all investors.
4. The fund is only open to existing shareholders as well as select retirement plans.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                      12/02

[logo omitted]
FRANKLIN(R)TEMPLETON(R)
INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906


WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
------------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.

SEMIANNUAL REPORT
FRANKLIN MUNICIPAL SECURITIES TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Municipal Securities Trust prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

MUN S2002 01/03               [recycle logo omitted]  PRINTED ON RECYCLED PAPER